                                                                    EXHIBIT 99.1


ANC Rental Corporation, et al.
                                          Case No. 01-11200 Jointly Administered

         SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
                    For the Period April 1, to April 30, 2002


                                                                  CURRENT PERIOD ACTIVITY     ACITIVITY - FILING PERIOD TO DATE
                                                                 ---------------------------  -----------------------------------
                                                                    ACTUAL       PROJECTED         ACTUAL           PROJECTED
                                                                -------------   ------------- ----------------  -----------------

Cash - Beginning of Period                                      $ 197,195,235   $ 106,040,000    $ 101,226,814    $ 99,778,000

Receipts:
           Credit Card and Local Deposits                       $ 182,178,696   $ 166,264,000    $ 962,424,109   $ 815,978,000
           Collections of Accounts Receivable                      64,590,458      29,341,000      233,699,731     149,684,000
           Other Receipts                                           8,461,261      17,248,000       63,978,282      86,364,000
                                                                -------------   -------------    -------------    ------------
Total Receipts                                                  $ 255,230,415   $ 212,853,000   $1,260,102,122  $1,052,026,000

Disbursements:
           US Trustee Fees Paid                                  $         --   $          --   $       67,500  $           --
    4      Fleet Operating Expenses                                15,223,272      16,637,000       63,170,746      76,933,000
    5a     Personnel - Net Cash Payroll                            23,586,471      20,391,464      121,363,970     120,753,643
    5b     Personnel - Payroll Taxes Paid                           7,861,505       6,796,450       43,470,044      40,616,168
    5c     Personnel - Benefits Payments                            6,547,333       5,660,318       30,276,738      28,525,978
    5d     Personnel - Payments of Garnishments Withheld              158,199         136,767        1,013,440       1,013,456
    6      Travel Expenses Paid                                       308,733         299,000        1,250,198       1,721,000
    7      Fuel Payments For Rental Fleet                           4,887,778       4,542,000       19,563,112      22,379,000
    8      Airport - Agency - Concession Fees Paid                 17,994,563       3,009,000       78,197,385      31,480,000
    9      Insurance Payments Auto Liability                          398,585       1,276,000        7,060,330      28,889,000
    10     Insurance - Other                                        4,226,790       1,598,000       11,125,695       4,583,000
    11     Facility and Other Fixed Operating Expenses Paid        16,477,103      11,855,000       90,383,642      73,759,000
    12     Other Miscellaneous Operating Expenses Paid                521,921       2,656,000        2,284,108      12,005,000
    13     Travel Agency Tour Operator Commission Payments         10,745,018       7,578,000       39,853,457      36,086,000
    14     Advertising Payments                                     2,862,380       7,609,000       14,778,187      27,983,000
    15     IT Consulting Payments                                   5,297,674       3,990,000       20,090,703      19,817,000
    16     IT Other Cash Payments                                   2,451,321       5,801,000       12,183,909      29,441,000
    17     Sales Taxes and Other Taxes Paid                        24,094,193      22,901,000      120,003,405     132,867,000
    18     Professional Fees Paid - Ordinary Course                   971,967         212,000        6,067,694       3,934,000
    19     Professional Fees Paid - Bankruptcy Professionals        3,177,090       1,800,000        4,119,186      10,430,000
    20     Other Miscellaneous Non-Operating Expenses Paid          8,341,685       1,932,000       30,708,598       9,646,000
    22     Liability Insurance Payments - Self Insured Program      4,499,738       8,312,000       21,661,095      24,558,000
    23     Capital Expenditures                                       753,571       9,602,000        1,511,118      25,628,000
    24     Interest and Financing Fees Paid                         1,943,035         940,000       16,578,881       5,320,000
    25     Vehicle Holding Costs Paid                              97,499,219      93,105,000      383,422,238     377,633,000
   25.1    Fleet Purchase Payments Made                            12,708,577       5,800,000       42,235,629      37,900,000
    26     Working Capital Fundings to Subsidiaries                        --              --               --       6,000,000
                                                                -------------   -------------    -------------    ------------
Total Disbursements                                             $ 273,537,723   $ 244,438,999   $1,182,441,008  $1,189,901,245

Net Cash Flow                                                   $ (18,307,308)  $ (31,585,999)    $ 77,661,114  $ (137,875,245)
                                                                -------------   -------------    -------------    ------------
Cash at End of Period                                           $ 178,887,927    $ 74,454,000    $ 178,887,928   $ (38,097,245)
                                                                =============   =============    =============    ============

Note:    A revised cash budget was released on February 15, 2002.

         "Projected" amounts for the month of April posted from the revised budget.

         "Projected" amounts for the Filing Period to Date reflect a combination of the original budget and the revised budget.

ANC Rental Corporation et al.,
Case No. 01-11200 Jointly Administered
Summary Combined Balance Sheet

April 30, 2002

                          Assets

Cash & Cash Equivalents                          $  178,852,756
Restricted Cash                                          35,171
Receivables, net                                    157,494,058
Prepaid Expenses                                     38,971,409
Revenue Earning Vehicles, net                        11,713,693
Property Plant & Equip, net                         329,761,526
Intangible Assets, net                              127,131,913
Investment in Subsidiaries                        3,665,080,412
Other Assets                                         26,194,741
                                                 --------------
Total Assets                                     $4,535,235,679
                                                 ==============



            Liabilities & Shareholders' Equity

Accounts Payable                                 $  145,698,430
Accrued Liabilities                                 239,817,017
Insurance Reserves                                  283,676,793
Other Debt                                          265,229,126
Deferred Income Taxes                               253,710,734
Interest rate hedges at fmv                          82,260,000
Due to Affiliates                                   698,694,998
Other Liabilities                                    85,226,915
                                                 --------------
Total Liabilities                                 2,054,314,013

Shareholders' equity                              2,480,921,666
                                                 --------------
Total Liabilities & Shareholders' Equity         $4,535,235,679
                                                 ==============


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ANC Rental Corporation et al.
Case Number 01-11200 Jointly Administered
Combined Statement of Operations
For the Periods as Indicated


                                                For the One Month      For the Period of
                                                Ended April 30,         Nov. 13, 2001
                                                     2002              to April 30, 2002
                                                -----------------      -----------------
Total Revenue                                    179,929,685           949,749,556

Direct Operating Costs                            82,363,836           477,304,181
Vehicle Depreciation, net                         74,872,561           397,097,973
SGA                                               38,074,611           223,925,459
Amortization of Intangibles                              420             1,241,557
Transition Cost                                   19,331,400           410,413,814
Interest Income                                     (221,871)           (1,739,596)
Interest Expense                                   6,919,394            33,267,817
FMV Stand Alone Caps                               3,327,020            12,264,220
Other (income) / expense net                       6,732,325            49,781,535
Loss on Sale and Leaseback Transaction
                                                 -----------           -----------
Income/(Loss) Before Tax                         (51,470,011)         (653,807,404)

Income Taxes                                              --                    --
Extraordinary Gains/(Losses)                              --                    --
                                                 -----------           -----------
Net Income after Tax, before adoption            (51,470,011)         (653,807,404)

Cumm effect of chg in acct p,net of tax                   --                    --
                                                 -----------           -----------
Net Income                                       (51,470,011)         (653,807,404)
                                                 ===========           ===========
